EXHIBIT 10.26

EXECUTION COPY

PURCHASE AGREEMENT

PURCHASE AGREEMENT dated as of September 18, 2003, among 454 Corporation, a Delaware corporation (the “Company”), CuraGen Corporation (“CuraGen”) and the several purchasers named in the attached Schedule 1 (individually a “Purchaser” and collectively the “Purchasers”).

WHEREAS, (A) the Company wishes to issue and sell to CuraGen 6,404,854 shares of the Company’s authorized but unissued Series C Preferred Stock, $0.01 par value per share (the “Series C Preferred Stock”), and (B) the Company wishes to issue and sell to the Purchasers up to an aggregate of 1,595,146 shares of the Company’s authorized but unissued Series D Preferred Stock, $0.01 par value per share (the “Series D Preferred Stock”); and

WHEREAS, CuraGen wishes to purchase the Series C Preferred Stock on the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, the Purchasers, severally, wish to purchase the Series D Preferred Stock on the terms and subject to the conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, the parties agree as follows:

§1. THE SERIES C PREFERRED STOCK AND THE SERIES D PREFERRED STOCK

§1.01. Issuance, Sale and Delivery of the Series C Preferred Stock and the Series D Preferred Stock. Subject to the terms and conditions hereinafter set forth, (A) the Company hereby agrees to issue and sell to CuraGen and CuraGen hereby agrees to purchase from the Company, 6,404,854 shares of Series C Preferred Stock at the purchase price of $2.50 per share; and (B) the Company hereby agrees to issue and sell to each Purchaser listed on Schedule 1, and each such Purchaser hereby agrees to purchase from the Company, the number of shares of Series D Preferred Stock set forth opposite the name of such Purchaser under the heading “Shares of 454 Corporation Series D Preferred Stock to be Purchased” on Schedule 1, at the purchase price of $2.50 per share.

§1.02. Closing. The closing shall take place, with executed documents transmitted via telecopy on September 18, 2003, or at such other date and time as may be agreed upon among the Purchasers, the Company and CuraGen (such closing being called the “Closing” and such date and time being called the “Closing Date”). At the Closing, the Company shall (i) issue and deliver to CuraGen a stock certificate, registered in the name of CuraGen, representing 6,404,854 shares of Series C Preferred Stock and (ii) issue and deliver to each Purchaser a stock certificate or certificates, registered in the name of such Purchaser, representing the number of shares of Series D Preferred Stock set forth opposite the name of such Purchaser under the headings “Shares of 454 Corporation Series D Preferred Stock to be Purchased” on Schedule 1.

§1.03. Payment of Purchase Price. (A) As payment in full for the Series C Preferred Stock being purchased by it at the Closing, and against delivery of the stock certificate therefor as aforesaid, on the Closing Date for such Closing CuraGen shall deliver to the Company an amount equal to $2.50 for each share of Series C Preferred Stock being purchased by CuraGen at such Closing.

(B) As payment in full for the Series D Preferred Stock being purchased by it at the Closing, and against delivery of the stock certificates therefor as aforesaid, on the Closing Date for such Closing each Purchaser listed on Schedule 1 shall deliver to the Company an amount equal to $2.50 for each share of Series D Preferred Stock being purchased by such Purchaser at such Closing.

(C) The payments in Sections 1.03(A) and (B) to the Company shall be referred to collectively as the “Purchase Price.” Payment of the Purchase Price shall be made by wire transfer in immediately available funds to the account of the Company.

§2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Purchasers that, except as set forth in the Disclosure Schedules attached hereto:

§2.01. Organization, Qualification and Corporate Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Company is duly licensed or qualified in each jurisdiction in which the nature of the business transacted by it requires such licensing or qualification, unless the failure to so qualify does not have a material adverse effect on the business operations or financial condition of the Company. The Company has the corporate power and authority to own and hold its properties and to carry on its business as now conducted and as proposed to be conducted, to execute, deliver and perform this Agreement, the Amended and Restated Registration Rights Agreement to be dated as of the Closing Date by and among the Company and the other parties thereto (the “Registration Rights Agreement”), the Waiver and Amendment No. 1 to the Purchase Agreement to be dated as of the Closing Date by and among the Company and the other parties thereto (the “Waiver Agreement”) and, upon the due filing of the Charter (defined below), to issue, sell and deliver the Series C Preferred Stock and the Series D Preferred Stock and to issue and deliver the shares of Common Stock, $0.01 par value per share, of the Company (“Common Stock”) issuable upon conversion of the Series C Preferred Stock and Series D Preferred Stock (the “Conversion Shares”).

§2.02. Authorization of Agreements, etc.

(a) The execution and delivery by the Company of this Agreement, the Registration Rights Agreement and the Waiver Agreement, the performance by the Company of its obligations hereunder and thereunder, the issuance, sale and delivery of the Series C Preferred Stock and Series D Preferred Stock and the issuance and delivery of the Conversion Shares have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation of the Company, as amended by the

Restated Certificate of Incorporation in the form attached hereto as Exhibit A (as so amended, the “Charter”), or the By-laws of the Company, or any provision of any indenture, agreement or other instrument to which the Company, any of its subsidiaries or any of their respective properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of the Company or any of its subsidiaries.

(b) Upon the filing of the Charter, the Series C Preferred Stock and Series D Preferred Stock will have been duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and nonassessable shares of Series C Preferred Stock and Series D Preferred Stock with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims and encumbrances. Upon the filing of the Charter, the Conversion Shares will have been duly reserved for issuance upon conversion of the Series C Preferred Stock and Series D Preferred Stock and, when so issued, will be duly authorized, validly issued, fully paid and nonassessable shares of Common Stock with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims and encumbrances. Neither the issuance, sale nor delivery of the Series C Preferred Stock and the Series D Preferred Stock nor the issuance or delivery of the Conversion Shares is subject to any preemptive right of stockholders of the Company or to any right of first refusal or other right in favor of any person.

(c) Validity. This Agreement, the Registration Rights Agreement and the Waiver Agreement have been duly executed and delivered by the Company and each constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

(d) Authorized Capital Stock. Upon the filing of the Charter the authorized capital stock of the Company shall consist of (i) 38,000,000 shares of Preferred Stock, $0.01 par value (the “Preferred Stock”), of which (a) 12,000,000 shares have been designated Series A Preferred Stock, $0.01 par value per share (the “Series A Preferred Stock”), and are issued and outstanding, (b) 8,000,000 shares have been designated Series B Preferred Stock, $0.01 par value per share (the “Series B Preferred Stock”), and are issued and outstanding, (c) 6,404,854 shares have been designated Series C Preferred Stock and will be issued and outstanding following the Closing, (d) 1,595,146 shares have been designated Series D Preferred Stock and will be issued and outstanding following the Closing and (e) 10,000,000 shares remain undesignated and (ii) 48,000,000 shares of Common Stock. 47,933 shares of Common Stock are issued or outstanding. Schedule 2.02 attached hereto sets forth the summary capitalization table of the Company. The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of each class and series of authorized capital stock of the Company are as set forth in the Charter, a copy of which is attached as Exhibit A, and all such designations, powers, preferences, rights, qualifications, limitations and restrictions, upon the filing of the Charter, will be valid, binding and enforceable and in accordance with all applicable laws. Except as set forth above or in the attached Schedule 2.02, (i) no person owns of record or is known to the Company to own beneficially any share of Common Stock or Preferred Stock, (ii) no subscription, warrant, option, convertible security, or other right (contingent or other) to purchase or otherwise acquire from the Company (or from any other person or entity) any equity securities of the Company is authorized or outstanding and (iii) there is no commitment by the Company to issue shares, subscriptions, warrants, options, convertible securities, or other such rights or to distribute to holders of any of its equity securities any evidence of indebtedness or asset. Except as provided for in the Charter or as set forth in the attached Schedule 2.02, the Company has no obligation (contingent or other) to purchase, redeem or otherwise acquire any of its equity securities or any interest therein or to pay any dividend or make any other distribution in respect thereof. There are no voting trusts or agreements, stockholders’ agreements, pledge agreements, buy-sell agreements, rights of first refusal, preemptive rights or proxies relating to any securities of the Company or any of its subsidiaries (whether or not the Company or any of its subsidiaries is a party thereto). All of the outstanding securities of the Company were issued in compliance with all applicable federal and state securities laws.

§2.03. Litigation, Compliance with Law. There is no (i) action, suit, claim, proceeding or investigation pending or, to the best of the Company’s knowledge, threatened against or affecting the Company, at law or in equity, or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) arbitration proceeding relating to the Company pending under collective bargaining agreements or otherwise, or (iii) governmental inquiry pending or, to the best of the Company’s knowledge, threatened against or affecting the Company (including without limitation any inquiry as to the qualification of the Company to hold or receive any license or permit), and, to the best of the Company’s knowledge, there is no basis for any of the foregoing. The Company is not in default with respect to any order, writ, injunction or decree known to or served upon the Company of any court or of any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign. There is no action or suit by the Company pending or threatened against others. To the best of the Company’s knowledge, the Company has complied in all material respects with all laws, rules, regulations and orders applicable to its business, operations, properties, assets, products and services, and the Company has all necessary permits, licenses and other authorizations required to conduct its business as conducted and as proposed to be conducted. There is no existing law, rule, regulation or order, and the Company is not aware of any proposed law, rule, regulation or order, whether Federal or state, which would prohibit or restrict the Company from, or otherwise materially adversely affect the Company in, conducting its business in any jurisdiction in which it is now conducting business or in which it proposes to conduct business.

§2.04. Title to Properties. The Company has good and marketable title to all of its properties and assets, and all such properties and assets are free and clear of mortgages, pledges, security interests, liens, charges, claims, restrictions and other encumbrances, except for liens for or current taxes not yet due and payable and minor imperfections of title, if any, not material in nature or amount and not materially detracting from the value or impairing the use of the property subject thereto or impairing the operations or proposed operations of the Company.

§2.05. Taxes. The Company has filed all tax returns, Federal, state, county and local, required to be filed by it, and the Company has paid all taxes shown to be due by such returns as well as all other taxes, assessments and governmental charges which have become due or payable, including without limitation all taxes which the Company is obligated to withhold from amounts owing to employees, creditors and third parties. There is no tax lien, whether imposed by any Federal, state, county or local taxing authority, outstanding against the assets, properties or business of the Company.

§2.06. Other Agreements. The Company is in full compliance with all of the terms and provisions of its Charter, By-laws and any agreement, instrument, judgment, decree, order, statute, rule or government regulation applicable to the Company or to which the Company is a party, where any violation, noncompliance or default would materially and adversely affect or could materially and adversely affect the business, prospects, financial condition, operations, property or affairs of the Company or any of its subsidiaries.

§2.07. Governmental Approvals. Subject to the accuracy of the representations and warranties of CuraGen and the Purchasers set forth in Section 3, no registration or filing with, or consent or approval of or other action by, any Federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance by the Company of this Agreement, the Registration Rights Agreement or the Waiver Agreement, the issuance, sale and delivery of the Series C Preferred Stock and Series D Preferred Stock or, upon conversion thereof, the issuance and delivery of the Conversion Shares, other than filings pursuant to federal and state securities laws in connection with the sale of the Series C Preferred Stock and Series D Preferred Stock.

§2.08. Disclosure. The Company’s representations and warranties in this Agreement and in the Schedules and Exhibits to this Agreement, do not contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained herein or therein not misleading. None of the statements, documents, certificates or other items prepared or supplied by the Company with respect to the transactions contemplated hereby contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained therein not misleading. There is no fact which the Company has not disclosed to CuraGen and the Purchasers and their counsel in writing and of which the Company is aware which materially and adversely affects or could materially and adversely affect the business, prospects, financial condition, operations, property or affairs of the Company or any of its subsidiaries.

§2.09. Offering of the Series C Preferred Stock and Series D Preferred Stock. Neither the Company nor any person authorized or employed by the Company as agent, broker, dealer or otherwise in connection with the offering or sale of the Series C Preferred Stock and Series D Preferred Stock or any security of the Company similar to the Series C Preferred Stock and Series D Preferred Stock has offered the Series C Preferred Stock or the Series D Preferred Stock or any such similar security for sale to, or solicited any offer to buy the Series C Preferred Stock or the Series D Preferred Stock or any such similar security from, or otherwise approached or negotiated with respect thereto with, any person or persons, and neither the Company nor any person acting on its behalf has taken or will take any other action (including, without limitation, any offer, issuance or sale of any security of the Company under circumstances which might require the integration of such security with Series C Preferred Stock or Series D Preferred Stock under the Securities Act or the rules and regulations of the Commission thereunder), in either case so as to subject the offering, issuance or sale of the Series C Preferred Stock or the Series D Preferred Stock to the registration provisions of the Securities Act.

§2.10. Brokers. The Company has no contract, arrangement or understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement.

§2.11. Ownership and Nondisclosure Agreement. Each employee, consultant and contractor of the Company identified on Schedule 2.11 has entered into and executed a Ownership and Nondisclosure Agreement in the form attached to this Agreement as Exhibit B or an employment or consulting agreement containing substantially similar terms.

§2.12. Status of Proprietary Assets.

(a) Ownership. To the best of its knowledge and except as set forth on Schedule 2.12(a), the Company has full title and ownership of, or has license to, all patents, patent applications, trademarks, service marks, trade names, copyrights, moral rights, mask works, trade secrets, confidential and proprietary information, compositions of matter, formulas, designs, proprietary rights, know-how and processes (all of the foregoing collectively referred to as the “Proprietary Assets”) necessary to enable it to carry on its business as now conducted and as presently proposed to be conducted, without any conflict with or infringement of the rights of others. A complete list of all the Company’s material Proprietary Assets is set forth on Schedule 2.12(b) to this Agreement. Except as set forth on Schedule 2.12(a), to the best of the Company’s knowledge, no third party has any ownership right, title, interest, claim in or lien on any of the Company’s Proprietary Assets and the Company has taken commercially reasonable steps necessary to preserve its legal rights in, and the secrecy of, all its Proprietary Assets, except those for which disclosure is required for legitimate business or legal reasons.

(b) Licenses; Other Agreements. Except as set forth on Schedule 2.12(a), the Company has not granted, and, there are not outstanding, any options, licenses or agreements of any kind relating to any Proprietary Asset of the Company, nor, except as set forth on Schedule 2.12(a), is the Company bound by or a party to any option, license or agreement of any kind with respect to any of its Proprietary Assets. Except as set forth on Schedule 2.12(a), the Company is not obligated to pay any royalties or other payments to third parties with respect to the marketing, sale, distribution, manufacture, license or use of any Proprietary Assets or any other property or rights.

(c) No Infringement. To the best of the Company’s knowledge, the Company has not violated or infringed, and is not currently violating or infringing, and the Company has not received any communications alleging that the Company (or any of its employees or consultants) has violated or infringed or, by conducting its business as proposed, would violate or infringe, any Proprietary Asset of any other person or entity.

(d) No Breach by Employee. The Company is not aware that any employee or consultant of the Company is obligated under any agreement (including licenses, covenants or commitments of any nature) or subject to any judgment, decree or order of any court or administrative agency, or any other restriction that would interfere with the use of his or her best efforts to carry out his or her duties for the Company or to promote the interests of the Company or that would conflict with the Company’s business as proposed to be conducted. The carrying on of the Company’s business by the employees and contractors of the Company and the conduct of the Company business as presently proposed, will not, to the best of the Company’s knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees or contractors or the Company is now obligated. The Company does not believe it is or will be necessary to utilize any inventions of any employees of the Company (or persons the Company currently intends to hire) made prior to their employment by the Company which have not otherwise become property of the Company. At no time during the conception of or reduction of any of the Proprietary Assets to practice was any developer, inventor or other contributor to such patents operating under any grants from any governmental entity or agency or private source, performing research sponsored by any governmental entity or agency or private source or subject to any employment agreement or invention assignment or nondisclosure agreement or other obligation with any third party that could adversely affect the Company’s rights in such Proprietary Assets.

§2.13. Financial Statements.

(a) The Company has delivered to the Purchasers (a) audited balance sheets of the Company as of December 31 in each of the years 2001 and 2002 (such 2002 balance sheet, including the notes thereto, is referred to herein as the “Balance Sheet”), and the related audited statements of income, changes in stockholders’ equity and cash flow and the notes thereto for each of the fiscal years then ended, together with the report thereon of the Company’s independent certified public accountants, and (b) an unaudited balance sheet of the Company as of June 30, 2003 (the “Interim Balance Sheet”) and the related unaudited statements of income, changes in stockholders’ equity, and cash flow for the six months then ended, which have been reviewed by the Company’s independent certified public accountants in the context of reviewing CuraGen’s quarterly report on Form 10-Q. Such financial statements and notes fairly present the financial condition and the results of operations, changes in stockholders’ equity and cash flow of the Company as of the respective dates of and for the periods referred to in such financial statements, all in accordance with GAAP, subject, in the case of interim financial statements, to normal recurring year-end adjustments (the effect of which will not, individually or in the aggregate, be materially adverse) and the absence of notes (that, if presented, would not differ materially from those included in the Balance Sheet); the financial statements referred to in this Section 2.13 reflect the consistent application of such accounting principles throughout the periods involved, except as disclosed in the notes to such financial statements. No financial statements of any person other than the Company are required by GAAP to be included in the financial statements of the Company.

(b) Except as disclosed in Schedule 2.13(b) hereto, the Company has no liabilities or obligations of any nature (whether known or unknown and whether absolute, accrued, contingent or otherwise) except for liabilities or obligations reflected or reserved against the Balance Sheet or the Interim Balance Sheet and current liabilities incurred in the ordinary course of business since the respective dates thereof.

(c) Since the date of the Balance Sheet, there has not been any material adverse change in the business, operations, properties, prospects, assets or condition of the Company, and no event has occurred or circumstance exists that may result in such a material adverse change.

§3. REPRESENTATIONS AND WARRANTIES OF CURAGEN AND THE PURCHASERS

For the purposes of this Section 3, the term “Purchaser” shall include CuraGen. Each Purchaser severally represents and warrants to the Company that:

(a) such Purchaser is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities;

(b) such Purchaser has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company’s stage of development so as to be able to evaluate the risks and merits of such Purchaser’s investment in the Company and such Purchaser is able financially to bear the risks thereof;

(c) such Purchaser has had an opportunity to discuss the Company’s business, management and financial affairs with the management of the Company;

(d) the securities being purchased by such Purchaser are being acquired for such Purchaser’s own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof; and

(e) such Purchaser understands that (i) the securities (the Series C Preferred Stock, the Series D Preferred Stock and the Conversion Shares) have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or Rule 506 promulgated under the Securities Act, (ii) the Series C Preferred Stock and Series D Preferred Stock and, upon conversion or exercise thereof, the Conversion Shares, must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, (iii) each of the shares of Series C Preferred Stock, the shares of Series D Preferred Stock and the Conversion Shares will bear a legend to such effect and (iv) the Company will make a notation on its transfer books to such effect.

§4. CONDITIONS TO THE OBLIGATIONS OF THE PURCHASERS

The obligation of CuraGen and each Purchaser to purchase and pay for Series C Preferred Stock or Series D Preferred Stock to be purchased by it on a Closing Date is, at CuraGen or such Purchaser’s option, subject to the satisfaction, on or before such Closing Date, of the following conditions:

§4.01. Opinion of Company’s Counsel. CuraGen and the Purchasers shall have received from Day, Berry & Howard LLP, counsel for the Company, an opinion dated the Closing Date, substantially in the form of Exhibit C attached to this Agreement.

§4.02. All Proceedings to be Satisfactory. All corporate and other proceedings to be taken by the Company in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in form and substance to CuraGen, the Purchasers and their respective counsel, and CuraGen, the Purchasers and their respective counsel shall have received all such counterpart originals or certified or other copies of such documents as they reasonably may request.

§4.03. Supporting Documents. CuraGen, the Purchasers and their respective counsel shall have received copies of the following documents:

(a) a certificate of the Secretary of State of the State of Delaware dated as of a recent date as to the existence and good standing of the Company;

(b) a certificate of the Chief Executive Officer of the Company, on behalf of the Company, dated the Closing Date and certifying: (i) that attached thereto is a true and complete copy of the Charter and Bylaws of the Company as in effect on the date of such certification; (ii) that attached thereto is a true and complete copy of all resolutions adopted by the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Waiver Agreement, the designation, issuance, sale and delivery of the Series C Preferred Stock and the Series D Preferred Stock and the reservation, issuance and delivery of the Conversion Shares, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated by this Agreement; (iii) each of the representations and warranties as set forth in Section 2 hereof is true and correct in all material respects except for those representations or warranties that are qualified by materiality or material adverse effect, and each of the representations and warranties as set forth in Section 2 hereof that is qualified by materiality or material adverse effect is true and correct in all respects; and

(c) such additional supporting documents and other information with respect to the operations and affairs of the Company as CuraGen, the Purchasers or their respective counsel reasonably may request.

§4.04. Registration Rights Agreement. The Company and each of the other parties thereto (other than CuraGen and the Purchaser) shall have executed and delivered the Registration Rights Agreement in the form attached hereto as Exhibit D.

§4.05. Waiver Agreement. The Company and each of the other parties thereto (other than CuraGen and the Purchaser) shall have executed and delivered the Waiver Agreement in the form attached hereto as Exhibit E.

Such document required under this Section 4 shall be satisfactory in form and substance to CuraGen, the Purchasers and their respective counsel.

§5. COVENANTS OF THE COMPANY

For the purposes of this Section 5, the term “Purchaser” shall include CuraGen. The Company covenants and agrees with each of the Purchasers that so long as such Purchaser owns any of the Series C Preferred Stock, Series D Preferred Stock or Conversion Shares, and until such time as the completion of an underwritten public offering of the Company’s securities pursuant to which the aggregate price paid by the public for the purchase of securities is at least $30,000,000 (the “Initial Public Offering”) shall have occurred:

§5.01. Financial Statements, Reports, etc. The Company shall furnish to each Purchaser:

(a) within ninety (90) days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company and its subsidiaries as of the end of such fiscal year and the related consolidated statements of income, stockholders’ equity and cash flows for the fiscal year then ended, prepared in accordance with generally accepted accounting principles and audited by a firm of independent public accountants of recognized national standing selected by the Board of Directors of the Company and reasonably acceptable to the Purchasers; and

(b) within forty-five (45) days after the end of each fiscal quarter in each fiscal year (other than the last fiscal quarter in each fiscal year), a consolidated balance sheet of the Company and its subsidiaries and the related consolidated statements of income, stockholders’ equity and cash flows, unaudited but prepared in accordance with generally accepted accounting principles and certified by the Chief Financial Officer of the Company, such consolidated balance sheet to be as of the end of such fiscal quarter and such consolidated statements of income, stockholders’ equity and cash flows to be for such fiscal quarter and for the period from the beginning of the fiscal year to the end of such fiscal quarter, in each case with comparative statements for the corresponding period in the prior fiscal year.

§5.02. Corporate Existence. The Company shall maintain and cause each of its subsidiaries to maintain their respective corporate existence, rights and franchises in full force and effect.

§5.03. Properties, Business, Insurance. The Company shall maintain and cause each of its subsidiaries to maintain as to their respective properties and business, with financially sound and reputable insurers, insurance against such casualties and contingencies and of such types and in such amounts as is customary for companies similarly situated, which insurance shall be deemed by the Company to be sufficient.

§5.04. Inspection, Consultation and Advice. The Company shall permit and cause each of its subsidiaries to permit each Purchaser and such persons as it may designate, at such Purchaser’s expense, to visit and inspect any of the properties of the Company and its subsidiaries, examine their books and take copies and extracts therefrom, discuss the affairs, finances and accounts of the Company and its subsidiaries with their officers, employees and public accountants (and the Company hereby authorizes said accountants to discuss with such Purchaser and such designees such affairs, finances and accounts), and consult with and advise the management of the Company and its subsidiaries as to their affairs, finances and accounts, all at reasonable times and upon reasonable notice.

§5.05. Keeping of Records and Books of Account. The Company shall keep, and cause each subsidiary to keep, adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions of the Company and such subsidiary, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

§5.06. Payment of Taxes. The Company shall pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income, profits or business, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become alien or charge upon any properties of the Company, provided that the Company shall not be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by appropriate proceedings if the Company shall have set aside on its books sufficient reserves, if any, with respect thereto, or where the failure to so pay materially and adversely affects or could materially and adversely affect the business, prospects, financial condition, operations, property or affairs of the Company or any of its subsidiaries.

§6. OBSERVER RIGHTS

§6.01. Termination of Existing Observer Rights. The group consisting of CLSP, L.P., CLSP II, L.P., CLSP-SBS I, L.P. and CLSP-SBS II, L.P. (collectively, the “Casdin Group”) hereby waive for all time any and all rights it (or any of its successors) had or have under Section 7 of that certain Purchase Agreement dated as of June 6, 2000 among the Company, CuraGen and the Purchasers (as defined therein) (the “Series B Purchase Agreement”).

§6.02. Appointment of Observer. The Casdin Group shall have the right to agree upon and designate, in a non-voting observer capacity, one representative of the Casdin Group reasonably acceptable to the Company (“Designee”) to attend and observe all meetings of the Company’s Board of Directors (the “Board”) (whether in person, telephonic or otherwise) and such Designee shall be entitled to receive notices of and to attend meetings of the Board, concurrently with the members of the Board, and in the same manner. If the Designee is unable to attend a Board meeting, the Casdin Group shall have the right to select a replacement Designee reasonably acceptable to the Company to attend in its place. The right to attend the Board meetings and receive the information described herein shall not apply to (i) the presentation of information or discussions at Board meetings involving matters which, if provided to or attended by the Designee, or its affiliates (including the Casdin Group entities or their affiliates), would in the reasonable opinion of counsel to the Company, jeopardize the attorney client privilege that would otherwise be afforded to such information or meeting or (ii) any particular matter in which the Designee or its affiliates (including the Casdin Group entities or their affiliates) have an interest that in the determination of a majority of the Board conflicts with the business of the Company. The Casdin Group agrees, and shall cause any Designee to agree in writing prior to attending any meeting of the Board (whether in person, telephonic or otherwise), not to (i) use (for any purpose other than monitoring its investment in the Company) or (ii) reveal to any person or entity (including any entity or employee of such entity in which the Casdin Group entities and their affiliates has an equity interest) outside of the Casdin Group any confidential information learned as a result of the rights granted by this Section 6.02 concerning the organization, business or finances of the Company or any information concerning a third party which the Company is under a duty to keep confidential.

§6.03 Termination of Observer Rights. The observer rights granted to the Casdin Group in Section 6.02 shall terminate and be of no further force or effect immediately prior to the earliest to occur of:

(a)	the effective date of the registration statement relating to an Initial Public Offering; or

(b)	the consummation of the sale of all, or substantially all, of the Company’s assets or capital stock, either through a direct sale, merger, reorganization, consolidation or other form of business combination or acquisition in which the Company is the target of such acquisition and/or voting control of the equity securities of the Company is transferred to a third party unaffiliated with the Company.

Furthermore, the observer rights granted to the Casdin Group in Section 6.02 shall terminate and be of no further force or effect upon the earliest to occur of:

(a)	such time as the Casdin Group holds less than 50% of the Series B Preferred Stock and Series D Preferred Stock, taken as a whole, it purchased pursuant to the Series B Purchase Agreement (with respect to such Series B Preferred Stock) and this Agreement (with respect to such Series D Preferred Stock); or

(b)	such time as a director, officer or employee of the Casdin Group or their affiliates becomes a member of the Board.

§7. TAG-ALONG RIGHTS

§7.01. Right to Participate in Sale.

(a) Opportunity to Participate. If CuraGen proposes to enter into an agreement to sell or otherwise dispose of for value (such sale or other disposition for value being referred to as a “Tag-Along Sale”) more than 3,073,611 shares (as adjusted for any stock dividends, stock splits, recapitalizations, consolidations or the like) of Common Stock in a single or series of transactions, then CuraGen shall afford the holders of shares of the Series B Preferred Stock and Series D Preferred Stock the opportunity to participate proportionately in such Tag-Along Sale (the person(s) being afforded the opportunity to participate proportionately in such Tag-Along Sale being referred to as the “Tag-Along Stockholders”) in accordance with this Section 7. For purposes of this Section 7, the term “Common Stock” shall include shares of Common Stock issuable upon the conversion of securities convertible into Common Stock.

(b) Number of Shares. The number of shares of Common Stock that each Tag-Along Stockholder will be entitled to include in such Tag-Along Sale (the “Tag-Along Allotment”) shall be determined by multiplying (i) the number of shares of Common Stock held by such Tag-Along Stockholder immediately prior to the consummation of the Tag-Along Sale by (ii) a fraction, the numerator of which shall equal the number of shares of Common Stock proposed to be sold or otherwise disposed of by CuraGen pursuant to the Tag-Along Sale and the denominator of which shall equal the total number of shares of Common Stock that are beneficially owned by (A) CuraGen and (B) any other holder of shares of Common Stock that had the right to “tag-along” in the Tag-Along Sale on the day immediately prior to the consummation of the Tag-Along Sale Date.

§7.02. Sale Notice. CuraGen shall provide each Tag-Along Stockholder and the Company with written notice (the “Tag-Along Sale Notice”) not less than 14 days prior to the proposed date of the Tag-Along Sale (the “Tag-Along Sale Date”). Each Tag-Along Sale Notice shall be accompanied by a copy of any agreement relating to the Tag-Along Sale (if available) and shall set forth: (a) the name and address of each proposed purchaser of shares of Common Stock in the Tag-Along Sale; (b) the number of shares of Common Stock proposed to be sold; (c) the proposed amount and form of consideration to be paid for such shares of Common Stock and the terms and conditions of payment offered by each proposed purchaser; (d) the aggregate number of shares of Common Stock held of record by CuraGen as of the close of business on the day immediately preceding the date of the Tag-Along Notice (the “Tag-Along Notice Date”); (e) the Tag-Along Stockholder’s Tag-Along Allotment assuming the Tag-Along Stockholder elected to sell the maximum number of shares of Common Stock possible; and (f) the Tag-Along Sale Date.

§7.03. Tag-Along Notice. Any Tag-Along Stockholder wishing to participate in the Tag-Along Sale shall provide written notice (the “Tag-Along Notice”) to the party proposing the Tag-Along Sale no less than 7 days prior to the Tag-Along Sale Date. The Tag-Along Notice shall set forth the number of shares of Common Stock that such Tag-Along Stockholder elects to include in the Tag-Along Sale, which shall not exceed such Tag-Along Stockholder’s Tag-Along Allotment. The Tag-Along Notice given by any Tag-Along Stockholder shall constitute such

Tag-Along Stockholder’s binding agreement to sell the shares of Common Stock specified in the Tag-Along Notice on the terms and conditions applicable to the Tag-Along Sale; provided, however, that in the event that there is any material change in the material terms and conditions of such Tag-Along Sale applicable to the Tag-Along Stockholder (including, but not limited to, any decrease in the purchase price that occurs other than pursuant to an adjustment mechanism set forth in the agreement relating to the Tag-Along Sale) after such Tag-Along Stockholder gives its Tag-Along Notice, then, notwithstanding anything herein to the contrary, the Tag-Along Stockholder shall have the right to withdraw from participation in the Tag-Along Sale with respect to all of its shares of Common Stock affected thereby. If the proposed purchaser does not consummate the purchase of all of the shares of Common Stock requested to be included in the Tag-Along Sale by any Tag-Along Stockholder on the same terms and conditions applicable to CuraGen, then CuraGen shall not consummate the Tag-Along Sale of any of its shares of Common Stock to such purchaser, unless the shares of CuraGen and the Tag-Along Stockholders are reduced or limited pro rata in proportion to the respective number of shares of Common Stock actually sold in any such Tag-Along Sale and all other terms and conditions of the Tag-Along Sale are the same for CuraGen and the Tag-Along Stockholders, subject to the provisions set forth in §7.01.

If a Tag-Along Notice from any Tag-Along Stockholder is not received by the party proposing the Tag-Along Sale prior to the 7 day period specified above, then CuraGen shall have the right to consummate the Tag-Along Sale without the participation of such Tag-Along Stockholder, but only on terms and conditions which are no more favorable in any material respect to CuraGen (and in any event, at no greater a purchase price) than as stated in the Tag-Along Sale Notice and only if such Tag-Along Sale occurs on a date within 90 days of the Tag-Along Sale Date. If such Tag-Along Sale does not occur within such 90 day period, the shares of Common Stock that were to be subject to such Tag-Along Sale thereafter shall continue to be subject to all of the restrictions contained in this Agreement.

§7.04. Delivery of Certificates. On the Tag-Along Sale Date, each Tag-Along Stockholder shall deliver a certificate or certificates for the shares of Common Stock to be sold in connection with the Tag-Along Sale, duly endorsed for transfer with signatures guaranteed, to the purchaser in the manner and at the address indicated in the Tag-Along Notice against delivery of immediately available funds in the amount of the purchase price for such shares of Common Stock.

§7.05 Limitation on CuraGen Acquiring Capital Stock of the Company. CuraGen will not acquire in the aggregate more than [16.7% of CuraGen’s holdings] shares of Common Stock or any securities convertible into (except for shares of Common Stock issuable upon conversion of the Series A Preferred Stock and Series B Preferred Stock outstanding on the date hereof and the Series C Preferred Stock or Series D Preferred Stock to issued pursuant to the terms of this Agreement), or options, warrants, or rights to purchase, such shares of Common Stock (as adjusted for any stock dividends, stock splits, recapitalizations, consolidations or the like).

§7.06. Termination of Rights. The rights contained in this Section 7 shall terminate and be of no further force or effect immediately prior to the earliest to occur of:

(a)	the effective date of the registration statement relating to an Initial Public Offering; or

(b)	the consummation of the sale of all, or substantially all, of the Company’s assets or capital stock, either through a direct sale, merger, reorganization, consolidation or other form of business combination or acquisition in which the Company is the target of such acquisition and/or voting control of the equity securities of the Company is transferred to a third party unaffiliated with the Company.

§7.07. Waiver of Other Rights. Each of the Purchasers hereby waives for all time any and all rights it (or any of its successors) had or have under Section 8 (other than Section 8.05) of the Series B Purchase Agreement.

§8. MISCELLANEOUS

§8.01. Expenses. Each party hereto will pay its own expenses in connection with the transactions contemplated hereby, whether or not such transactions shall be consummated. Notwithstanding the foregoing, the Company will pay the costs and expenses incurred by CuraGen in connection with the transactions contemplated hereby.

§8.02. Survival of Agreements. Regardless of any investigation made at any time by or on behalf of CuraGen or the Purchasers, all covenants, agreements, representations and warranties made herein or in an agreement, certificate or instrument delivered to CuraGen and the Purchasers pursuant to or in connection with this Agreement, the Registration Rights Agreement or the Waiver Agreement, shall survive the execution and delivery of this Agreement, the Registration Rights Agreement and the Waiver Agreement, the issuance, sale and delivery of the Series C Preferred Stock and Series D Preferred Stock, and the issuance and delivery of the Conversion Shares for an indefinite period of time (except for the representations and warranties contained in Sections 2.03, 2.04, 2.06, 2.07, 2.08, 2.09, 2.10, 2.11, 2.12 and 2.13 hereof, which shall survive until the close of business on the date that is twenty-four (24) months from the date hereof, and the representations and warranties contained in Section 2.05, which shall survive until the termination of the applicable statute of limitations), and all statements contained in any certificate or other instrument delivered by the Company hereunder or thereunder or in connection herewith or therewith shall be deemed to constitute representations and warranties made by the Company.

§8.03. Brokerage. Each party hereto will indemnify and hold harmless the others against and in respect of any claim for brokerage, finder’s fees or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

§8.04. Parties in Interest. All representations, covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. Without limiting the generality of the foregoing, all representations, covenants and agreements benefiting

CuraGen and the Purchasers shall inure to the benefit of any and all subsequent holders from time to time of the Series C Preferred Stock, Series D Preferred Stock or Conversion Shares.

§8.05. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person or mailed by certified or registered mail, return receipt requested, or telexed or delivered by a recognized overnight carrier, addressed as follows:

(a)	if to the Company, at

20 Commercial Street

Branford, CT 06405

(b)	if to CuraGen, at

555 Long Wharf Drive, 11th Floor

New Haven, Connecticut 06511

(c)	if to any Purchaser, at the address of such Purchaser set forth in Schedule 1;

or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the others.

§8.06. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

§8.07. Entire Agreement. This Agreement, including the Schedules and Exhibits hereto, constitutes the sole and entire agreement of the parties with respect to the subject matter hereof. All Schedules and Exhibits hereto are hereby incorporated herein by reference.

§8.08. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

§8.09. Amendments and Waivers. This Agreement may be amended or modified, and provisions hereof may be waived, with the written consent of the Company, CuraGen and the holders of at least two-thirds (2/3) of the outstanding Series D Preferred Stock, except for any amendment, modification or waiver which adversely affects the rights of the holders of the Series D Preferred Stock, in which case written consent of 100% of the holders of the outstanding Series D Preferred Stock shall be required.

§8.10. Severability. If any provision of this Agreement shall be declared void or unenforceable by any judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

§8.11. Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement.

§8.12. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

(a) “person” shall mean an individual, corporation, trust, partnership, joint venture, unincorporated organization, government agency or any agency or political subdivision thereof, or other entity.

(b) “subsidiary” shall mean, as to the Company, any corporation, limited liability company or other entity of which more than 50% of the outstanding stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned by the Company, or by one or more of its subsidiaries, or by the Company and one or more of its subsidiaries.

IN WITNESS WHEREOF, the Company, CuraGen and the Purchasers have executed this Agreement as of the day and year first above written.

454 Corporation

By:	/s/ Richard F. Begley, Ph.D.
	Name:	Richard F. Begley, Ph.D.
	Title:	Chief Executive Officer and President

CuraGen Corporation

By:	/s/ Jonathan M. Rothberg
	Name:	Jonathan M. Rothberg
	Title:	Chief Executive Officer and President

PURCHASERS:

/s/ Michael J. Rothberg

Michael J. Rothberg

/s/ Jonathan M. Rothberg

Jonathan M. Rothberg

/s/ Gianpiero Molinari

Gianpiero Molinari

/s/ Henry B. Rothberg

Henry B. Rothberg

/s/ David A. Rothberg

David A. Rothberg

/s/ Celia R. Meadow

Celia R. Meadow

/s/ Deborah J. Rothberg

Deborah J. Rothberg

/s/ Judith Rothberg

Judith Rothberg

/s/ Bonnie E. Rothberg

Bonnie E. Rothberg

/s/ Gioel Molinari

Gioel Molinari

/s/ Jason Molinari

Jason Molinari

/s/ Micol Molinari

Micol Molinari

/s/ Henry B. Rothberg

Henry B. Rothberg, as Custodian for Alex Rothberg under the Connecticut Uniform Transfers to Minors Act

/s/ Henry B. Rothberg

Henry B. Rothberg, as Custodian for Rebecca Rothberg under the Connecticut Uniform Transfers to Minors Act

/s/ Henry B. Rothberg

Henry B. Rothberg, as Custodian for Samantha Rothberg under the Connecticut Uniform Transfers to Minors Act

/s/ David A. Rothberg

David A. Rothberg, as Custodian for Daniel B. Rothberg under the Connecticut Uniform Transfers to Minors Act

/s/ David A. Rothberg

David A. Rothberg, as Custodian for Jason B. Rothberg under the Connecticut Uniform Transfers to Minors Act

/s/ Deborah J. Rothberg

Deborah J. Rothberg, as Custodian for Analise Rothberg under the Connecticut Uniform Transfers to Minors Act

/s/ Celia R. Meadow

Celia R. Meadow, as Custodian for Simone Meadow under the Connecticut Uniform Transfers to Minors Act

/s/ Celia R. Meadow

Celia R. Meadow, as Custodian for Averill Meadow under the Connecticut Uniform Transfers to Minors Act

/s/ Celia R. Meadow

Celia R. Meadow, as Custodian for Herschel Meadow under the Connecticut Uniform Transfers to Minors Act

/s/ Jonathan M. Rothberg

Jonathan M. Rothberg, as Custodian for Jordana Rothberg under the Connecticut Uniform Transfers to Minors Act

/s/ Jonathan M. Rothberg

Jonathan M. Rothberg, as Custodian for Noah Rothberg under the Connecticut Uniform Transfers to Minors Act

/s/ Jonathan M. Rothberg

Jonathan M. Rothberg, as Custodian for Elana Rothberg under the Connecticut Uniform Transfers to Minors Act

/s/ Michael J. Rothberg

Michael J. Rothberg, as Custodian for Andrew Rothberg under the Florida Uniform Transfers to Minors Act

/s/ Michael J. Rothberg

Michael J. Rothberg, as Custodian for Justin Rothberg under the Florida Uniform Transfers to Minors Act

/s/ Robert E. Patricelli

Robert E. Patricelli

Henry M. Rothberg, Lillian R. Rothberg, and Michael J. Rothberg, as Trustees of the Henry M. Rothberg Family Trust u/i/d 12/4/00

BY TRUSTEES:

/s/ Henry M. Rothberg
Henry M. Rothberg, Trustee

/s/ Lillian R. Rothberg
Lillian R. Rothberg, Trustee

/s/ Michael J. Rothberg
Michael J. Rothberg, Trustee

Lillian R. Rothberg, Henry M. Rothberg, and Michael J. Rothberg, as Trustees of the Lillian R. Rothberg Family Trust u/i/d 12/4/00

BY TRUSTEES:

/s/ Lillian R. Rothberg
Lillian R. Rothberg, Trustee

/s/ Henry M. Rothberg
Henry M. Rothberg, Trustee

/s/ Michael J. Rothberg
Michael J. Rothberg, Trustee

Jonathan M. Rothberg Family Limited Partnership

/s/ Jonathan M. Rothberg
By:	Jonathan M. Rothberg
Its:	Its General Partner

MFIC LLC

By:	/s/ Chris McLeod
Name:	Chris McLeod
Title:	Manager

Mintz Levin Investments LLC

By:
Name:
Title:

Quantum Industrial Partners LDC

By:	*
Name:
Title:

* Not a purchaser

Quantum Partners LDC

By:	*
Name:
Title:

CLSP, L.P.
By:	Cooper Hill Partners, LLC its General Partner

By:	/s/ Jeffrey W. Casdin
Name:	Jeffrey W. Casdin
Title:	CEO

CLSP-SBS I, L.P.
By:	Cooper Hill Partners, LLC its General Partner

By:	/s/ Jeffrey W. Casdin
Name:	Jeffrey W. Casdin
Title:	CEO

CLSP-SBS II, L.P.
By:	Cooper Hill Partners, LLC its General Partner

By:	/s/ Jeffrey W. Casdin
Name:	Jeffrey W. Casdin
Title:	CEO

CLSP II, L.P.
By:	Cooper Hill Partners, LLC its General Partner

By:	/s/ Jeffrey W. Casdin
Name:	Jeffrey W. Casdin
Title:	CEO

* Not a purchaser

EXECUTION COPY

WAIVER AND

AMENDMENT NO. 1 TO PURCHASE AGREEMENT

WAIVER AND AMENDMENT NO. 1 TO PURCHASE AGREEMENT (“Waiver and Amendment No. 1”) dated as of September 18, 2003, among 454 Corporation, a Delaware corporation (the “Company”), CuraGen Corporation, a Delaware corporation (“CuraGen”), and the several purchasers named in the attached Schedule 1 (individually, a “Purchaser” and collectively the “Purchasers”).

WHEREAS, the Company, CuraGen and certain purchasers entered into a Purchase Agreement (the “Purchase Agreement”) dated as of June 5, 2000 in connection with the issuance by the Company of Units (as defined in the Purchase Agreement); and

WHEREAS, in order to facilitate the proposed issuance by the Company of shares of Series C Preferred Stock and Series D Preferred Stock, pursuant to a purchase agreement dated the date hereof among the Company, CuraGen and certain purchasers (the “Proposed Financing”), the Company and the other parties hereto desire to waive and modify Section 8.05 of the Purchase Agreement in accordance with the provisions of the Purchase Agreement.

NOW, THEREFORE, IT IS AGREED:

Section 1. Waiver of Section 8.05 of the Purchase Agreement. The undersigned hereby waive the application of the restrictions set forth in Section 8.05 of the Purchase Agreement to the Proposed Financing.

Section 2. Amendment of Section 8.01(a) of the Purchase Agreement. Section 8.01(a) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

(a) Opportunity to Participate. If CuraGen proposes to enter into an agreement to sell or otherwise dispose of for value (such sale or other disposition for value being referred to as a “Tag-Along Sale”) more than 3,073,611 shares (as adjusted for any stock dividends, stock splits, recapitalizations, consolidations or the like) of Common Stock in a single or series of transactions, then CuraGen shall afford the holders of shares of the Series B Preferred Stock the opportunity to participate proportionately in such Tag-Along Sale (the person(s) being afforded the opportunity to participate proportionately in such Tag-Along Sale being referred to as the “Tag-Along Stockholders”) in accordance with this Section 8. For purposes of this Section 8, the term “Common Stock” shall include shares of Common Stock issuable upon the conversion of securities convertible into Common Stock.

Section 3. Amendment of Section 8.05 of the Purchase Agreement. Section 8.05 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

§8.05 Limitation on CuraGen Acquiring Capital Stock of the Company. CuraGen will not acquire in the aggregate more than 3,073,611 shares of Common Stock or any securities convertible into (except for shares of Common Stock issuable upon conversion of the Series A Preferred Stock and the Series B Preferred Stock outstanding on the date hereof and any Series C Preferred Stock of the Company or any Series D Preferred Stock of the Company to be issued pursuant to a purchase agreement dated September 18, 2003 among the Company, CuraGena and certain purchasers), or options, warrants, or rights to purchase, such shares of Common Stock (as adjusted for any stock dividends, stock splits, recapitalizations, consolidations or the like).

Section 4. Further Assurances. Each party hereby agrees, at any time and from time to time after the date hereof, at the reasonable request of the other parties, to execute and deliver such other agreements, certificates or instruments as may be reasonably requested in order to more effectively amend the Purchase Agreement as set forth above or to confirm this Waiver and Amendment No. 1.

Section 5. Effect of Waiver and Amendment. The parties hereby ratify and confirm all of the provisions of the Purchase Agreement, as modified hereby, and agree and acknowledge that the same as so amended remains in full force and effect.

Section 6. Governing Law. This Waiver and Amendment No. 1 shall be governed by and construed in accordance with the laws of the State of Delaware.

Section 7. Counterparts. This Waiver and Amendment No. 1 may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Company, CuraGen and the Purchasers have executed this Waiver and Amendment No. 1 as of the day and year first above written.

454 Corporation

By:	/s/ Richard F. Begley, Ph.D.
	Name:	Richard F. Begley, Ph.D.
	Title:	Chief Executive Officer and President

CuraGen Corporation

By:	/s/ Jonathan M. Rothberg
	Name:	Jonathan M. Rothberg
	Title:	Chief Executive Officer and President

PURCHASERS:

/s/ Michael J. Rothberg

Michael J. Rothberg

/s/ Jonathan M. Rothberg

Jonathan M. Rothberg

/s/ Gianpiero Molinari

Gianpiero Molinari

/s/ Henry B. Rothberg

Henry B. Rothberg

/s/ David A. Rothberg

David A. Rothberg

/s/ Celia R. Meadow

Celia R. Meadow

/s/ Deborah J. Rothberg

Deborah J. Rothberg

/s/ Judith Rothberg

Judith Rothberg

/s/ Bonnie E. Rothberg

Bonnie E. Rothberg

/s/ Gioel Molinari

Gioel Molinari

/s/ Jason Molinari

Jason Molinari

/s/ Micol Molinari

Micol Molinari

/s/ Henry B. Rothberg

Henry B. Rothberg, as Custodian for Alex Rothberg under the Connecticut Uniform Transfers to Minors Act

/s/ Henry B. Rothberg

Henry B. Rothberg, as Custodian for Rebecca Rothberg under the Connecticut Uniform Transfers to Minors Act

/s/ Henry B. Rothberg

Henry B. Rothberg, as Custodian for Samantha Rothberg under the Connecticut Uniform Transfers to Minors Act

/s/ David A. Rothberg

David A. Rothberg, as Custodian for Daniel B. Rothberg under the Connecticut Uniform Transfers to Minors Act

/s/ David A. Rothberg

David A. Rothberg, as Custodian for Jason B. Rothberg under the Connecticut Uniform Transfers to Minors Act

/s/ Deborah J. Rothberg

Deborah J. Rothberg, as Custodian for Analise Rothberg under the Connecticut Uniform Transfers to Minors Act

/s/ Celia R. Meadow

Celia R. Meadow, as Custodian for Simone Meadow under the Connecticut Uniform Transfers to Minors Act

/s/ Celia R. Meadow

Celia R. Meadow, as Custodian for Averill Meadow under the Connecticut Uniform Transfers to Minors Act

/s/ Celia R. Meadow

Celia R. Meadow, as Custodian for Herschel Meadow under the Connecticut Uniform Transfers to Minors Act

/s/ Jonathan M. Rothberg

Jonathan M. Rothberg, as Custodian for Jordana Rothberg under the Connecticut Uniform Transfers to Minors Act

/s/ Jonathan M. Rothberg

Jonathan M. Rothberg, as Custodian for Noah Rothberg under the Connecticut Uniform Transfers to Minors Act

/s/ Jonathan M. Rothberg

Jonathan M. Rothberg, as Custodian for Elana Rothberg under the Connecticut Uniform Transfers to Minors Act

/s/ Michael J. Rothberg

Michael J. Rothberg, as Custodian for Andrew Rothberg under the Florida Uniform Transfers to Minors Act

/s/ Thomas R. Patricelli

Thomas R. Patricelli

/s/ Alison J. Patricelli

Alison J. Patricelli

Henry M. Rothberg, Lillian R. Rothberg, and Michael J. Rothberg, as Trustees of the Henry M. Rothberg Family Trust u/i/d 12/4/00

BY TRUSTEES:

/s/ Henry M. Rothberg

Henry M. Rothberg, Trustee

/s/ Lillian R. Rothberg

Lillian R. Rothberg, Trustee

/s/ Michael J. Rothberg

Michael J. Rothberg, Trustee

Lillian R. Rothberg, Henry M. Rothberg, and Michael J. Rothberg, as Trustees of the Lillian R. Rothberg Family Trust u/i/d 12/4/00

BY TRUSTEES:

/s/ Lillian R. Rothberg

Lillian R. Rothberg, Trustee

/s/ Henry M. Rothberg

Henry M. Rothberg, Trustee

/s/ Michael J. Rothberg

Michael J. Rothberg, Trustee

Jonathan M. Rothberg Family Limited Partnership

/s/ Jonathan M. Rothberg

By:	Jonathan M. Rothberg
Its:	Its General Partner

MFIC LLC

By:	/s/ Chris Mcleod

Name:	Chris Mcleod
Title:	Manager

Mintz Levin Investments LLC

By:

Name:
Title:

Quantum Industrial Partners LDC

By:	*

Name:
Title:

Quantum Partners LDC

By:	*

Name:
Title:

CLSP, L.P.
By:	Cooper Hill Partners, LLC its General Partner

By:	/s/ Jeffrey W. Casdin

Name:	Jeffrey W. Casdin
Title:	CEO

CLSP-SBS I, L.P.
By:	Cooper Hill Partners, LLC its General Partner

By:	/s/ Jeffrey W. Casdin

Name:	Jeffrey W. Casdin
Title:	CEO

CLSP-SBS II, L.P.
By:	Cooper Hill Partners, LLC its General Partner

By:	/s/ Jeffrey W. Casdin

Name:	Jeffrey W. Casdin
Title:	CEO

CLSP II, L.P.
By:	Cooper Hill Partners, LLC its General Partner

By:	/s/ Jeffrey W. Casdin

Name:	Jeffrey W. Casdin
Title:	CEO